EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-KSB for the year ended September 30, 2007 (the "Report") by CNS Response, Inc. (the "Registrant"), each of the undersigned hereby certifies that:

         1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  December 7, 2007                /s/ Leonard J. Brandt
                                       ------------------------------
                                       Leonard J. Brandt
                                       Chief Executive Officer



Date:  December 7, 2007                /s/ Horace Hertz
                                       ------------------------------
                                       Horace Hertz
                                       Chief Financial Officer